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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 4, 2003

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200
Atlanta Georgia 30342
(Address of Principal Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press release issued April 3, 2003.

Item 9. Regulation FD Disclosure

        On April 3, 2003, Beazer Homes USA, Inc. (the "Company") reported home orders for the quarterly period ended March 31, 2003. A copy of this press release is attached hereto as exhibit 99.1. For additional information, please see the press release. The information in exhibit 99.1 is being provided pursuant to Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: April 4, 2003	By:	/s/ DAVID S. WEISS David S. Weiss Executive Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES